FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) June 22, 2009

AMERICAN METAL & TECHNOLOGY, INC.
(Exact name or registrant as specified in its charter)

Delaware	33-19048-NY	22-2856171
(State of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

633 W. 5th Street, 28th Floor
Los Angeles, CA 90071
(Address of Principal Executive Offices, Including Zip Code)

(213) 223-2321
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 - Change in Registrants Certifying Accountant.

American Metal & Technology, Inc. (the “Registrant”), pursuant to the approval of the Board of Directors of the Registrant, dismissed Kabani & Company, Inc. ("Kabani") on or about June 22, 2009, as the independent certified accountant of the Registrant.  Kabani has been the Registrant’s certifying accountant since 2007.

The Registrant did not have any disagreements with Kabani on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure for the Registrant’s fiscal years ended December 31, 2008, or December 31, 2007, or the interim period through March 31, 2009.  Kabani’s report in the Registrant's financial statement for the fiscal year ended December 31, 2008 or December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion, and no such report was qualified or modified as to audit scope or accounting principles.

The Registrant delivered a copy of this Report on Form 8-K to Kabani on June 23, 2009 and requested that a letter addressed to the Securities and Exchange Commission be provided within ten (10) days stating whether or not it agrees with the statements made by the Registrant in response to this Item and, if not, stating the respects in which it does not agree.

Kabani responded with a letter dated June 23, 2009, a copy of which is annexed hereto as Exhibit 16.1 stating that Kabani agrees with the three paragraphs set forth above.

(b)           New Independent Accountant

The Registrant engaged KCCW Accountancy Corp. (“KCCW”) pursuant to the approval of the Board of Directors of the Registrant as of June 22, 2009 as its certifying accountant to audit the Registrant’s financial statements for the year ending December 31, 2009 and to review the Registrant’s unaudited quarterly financial information for the second and third quarters during the year ended December 31, 2009.  None of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K occurred within the Registrant’s two most recent fiscal years ended December 31, 2008  and December 31, 2007 and the interim period through March 31, 2009.

KCCW did not provide the Registrant with advice regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, that was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue.  During the two most recent fiscal years ended December 31, 2007 and December 31, 2008, the Registrant did not consult with KCCW on any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
16.1	Letter from Kabani & Company, Inc. dated June 23, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN METAL & TECHNOLOGY, INC. (Registrant)

Dated: June 24, 2009	By:	/s/ Chen Gao
Chen Gao
Title: President and CEO